UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2021

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2021, Triton International Limited (the "Company") issued a press release announcing the appointment of Niharika Taskar Ramdev to the Board of Directors (the "Board") of the Company, effective immediately. Ms. Ramdev has been appointed to the Audit Committee of the Board. With the appointment of Ms. Ramdev, the Board will consist of 10 directors.

Ms. Ramdev, age 51, spent over two decades of her career with General Motors (“GM”), including several senior finance management positions beginning in 2011. From January 2018 to April 2019, Ms. Ramdev served as Chief Financial Officer for the Global Cadillac division of GM. From July 2015 to January 2018, she served as Chief Financial Officer for General Motors International. From April 2014 to June 2015, Ms. Ramdev served as Vice President of Finance and Treasurer for GM. From August 2011 to March 2014, she served as Chief Financial Officer for Global Purchasing and Supply Chain. Ms. Ramdev also serves on the Board of Directors of XL Fleet Corp., a leading provider of fleet electrification solutions for commercial vehicles in North America.

The Board has determined that Ms. Ramdev is an ”independent director” under the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.

In connection with the appointment of Ms. Ramdev to the Board, she will receive compensation for service as a director consistent with that provided to the Company's other non-employee directors, as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2021, including an award of common shares upon joining the Board. Ms. Ramdev will also enter into the standard form indemnification agreement for directors and certain officers (which was previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 14, 2016). There is no arrangement or understanding between Ms. Ramdev and any other person pursuant to which she was selected as a director. There are no transactions between Ms. Ramdev and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Ramdev is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 23, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: August 23, 2021	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary

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